Exhibit 10.2

[•], 2023

BioPlus Acquisition Corp.

260 Madison Avenue, Suite 800

New York, NY 10016

Re: Amendment to Letter Agreement (the “Letter Agreement”), dated December 2, 2021, by and among BioPlus Acquisition Corp., BioPlus Sponsor LLC and BioPlus Acquisition Corp.’s officers and directors

Ladies and Gentlemen:

This amendment to the Letter Agreement (this “Amendment”) is being delivered, pursuant to Section 12 of the Letter Agreement, in connection with that certain Business Combination Agreement and Plan of Reorganization, dated as of May 2, 2023, by and among BioPlus Acquisition Corp., a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation prior to the Closing) (“Acquiror”), Guardian Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned Subsidiary of Acquiror (“Merger Sub”), Avertix Medical, Inc., a Delaware corporation (the “Company”), and, solely with respect to certain provisions thereto, BioPlus Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Letter Agreement.

Now in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Section 7 of the Letter Agreement is hereby deleted and replaced in its entirety with the following:

7. Each of the Company, the Sponsor, and Avertix Medical, Inc. (“Avertix”) agree that concurrent with the closing (the “Closing”) of the transactions contemplated by that Business Combination Agreement and Plan of Reorganization, by and among the Company, Guardian Merger Subsidiary Corp., Avertix, and, solely with respect to certain provisions thereto, the Sponsor (the “Business Combination Agreement”), on the date hereof , each party shall take all necessary action to release all Placement Shares, Sponsor Loan Shares, Sponsor Loan Warrants (or Common Stock issued or issuable upon the conversion or exercise of Sponsor Loan Warrants) and Sponsor Earnout Shares (as defined in the Business Combination Agreement) held by the Sponsor at the time of the Closing (“Sponsor At-Risk Capital Lockup Shares”) from any and all lockup restrictions, including but not limited to the obligations of Section 39 of the Company’s Bylaws at Closing effective as of the six month anniversary of the Closing (“Six Month Anniversary”) and shall take no action to nullify, reverse otherwise limit such release at any time hereafter; provided, however, for clarity, if the Initial Price Target and/or the Second Price Target (each as defined in the Company’s Bylaws at Closing) has been achieved prior to the Six Month Anniversary, then the Sponsor At-Risk Capital Lockup Shares shall be released from all lockup restrictions in accordance with Section 39 of the Company’s Bylaws at Closing.

2.	References to Ordinary Shares in the Letter Agreement are hereby deleted and replaced with “Common Stock” and shall mean shares of common stock, par value $0.0001 per share, of the Company.

3.

The provisions contained in Sections 12, 13, 14, 15, 16, 17, 18 and 19 of the Letter Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

4.

Except as expressly amended, modified and/or supplemented by this Amendment, all terms, conditions and provisions of the Letter Agreement are and will remain in full force and effect and as hereby amended are hereby ratified and confirmed by the parties to the Letter Agreement and this Amendment in all respects. From and after the date of this Amendment, the Company shall be parties to the Letter Agreement for all purposes thereof as if an original signatory thereof and shall have all the rights and entitlements of the “Company” thereunder.

5.

In the event of any inconsistency or conflict between the terms and provisions of the Letter Agreement, on the one hand, and this Amendment, on the other hand, the terms and provisions of this Amendment shall govern and control.

[Signature Page Follows]

Sincerely,

BioPlus Acquisition Corp.

By:
Name:
Title:

Name:	Jonathan Rigby

Name:	Shawn Cross

Name:	Ronald Eastman

Name:	Louis G. Lange, M.D., Ph.D.

Name:	Stephen Sherwin, M.D.

Name:	Glen Giovannetti

Name:	Alex Vieux

Name:	Steven Fletcher

BioPlus Sponsor LLC

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment to Letter Agreement]

Sincerely,

Avertix Medical, Inc.

By:
Name:
Title:

[Signature Page to Amendment to Letter Agreement]